Exhibit 99.1

             JAMES RIVER GROUP REPORTS SECOND QUARTER NET INCOME OF
                     $8.6 MILLION OR $0.53 PER DILUTED SHARE

             Gross Written Premiums for the Second Quarter Increase
                            29.1% Over the Prior Year

     CHAPEL HILL, N.C., Aug. 2 /PRNewswire-FirstCall/ -- James River Group, Inc. (Nasdaq: JRVR) today announced financial results for the quarter ended June 30, 2006. Highlights for the second quarter and year-to-date include:

     * Net income for the second quarter of 2006 of $8.6 million compared to net income of $4.7 million for the second quarter of 2005 ($15.4 million for the six months ended June 30, 2006 compared to $9.3 million for the same period in 2005);

     * Overall combined ratio of 82.9% for the second quarter (84.3% year-to-date);

     * Underwriting profit grew 59.8% for the second quarter of 2006 (from $5.6 million in 2005 to $9.0 million in 2006) and 39.3% for the six month period (from $11.4 million in 2005 to $15.9 million in 2006);

     * 29.1% growth in gross written premiums to $74.6 million in the second quarter of 2006 from $57.8 million in the second quarter of 2005 (on a year-to-date basis, a 36.2% increase to $142.8 million from $104.8 million);

     * Annualized return on average stockholders' equity of 18.6% for the second quarter and 17.0% on a year-to-date basis through June 30, 2006; and

     * Favorable development on prior years' reserves for direct business during the second quarter of $1.3 million after tax ($2.8 million after-tax on a year-to-date basis).

     Earnings per diluted share for the second quarter of 2006 were $0.53 compared to earnings per diluted share of $0.46 for the second quarter of 2005. Earnings per diluted share for the first six months of 2006 were $0.96 compared to earnings per diluted share of $0.91 for the same period in 2005. Weighted-average diluted shares outstanding for the second quarter of 2006 were
16.0 million (15.9 million on a year-to-date basis) compared to 10.2 million for both the first six months and the second quarter of 2005. Weighted-average diluted shares outstanding for 2006 exceeded the weighted-average diluted shares outstanding for the prior year principally as a result of shares issued in the Company's initial public offering in August 2005.

     For the quarter ended June 30, 2006, the Excess and Surplus Insurance segment wrote $63.8 million in gross written premiums reflecting a 29.0% increase over the $49.5 million in gross written premiums written in the same period in 2005. For the six months ended June 30, 2006, this segment wrote $121.6 million in gross written premiums reflecting a 33.2% increase over the $91.2 million in gross written premiums written in the same period in 2005. The Excess and Surplus Insurance segment's combined ratio was 77.5% and 78.4% for the quarter and six months ended June 30, 2006, respectively.

     The Workers' Compensation Insurance segment wrote $10.8 million in gross written premiums in the quarter ended June 30, 2006 for a 30.2% increase over the prior year's $8.3 million in gross written premiums. For the six months ended June 30, 2006, this segment wrote $21.2 million in gross written premiums for a 56.4% increase over the prior year's $13.6 million in gross written premiums. The Workers' Compensation Insurance segment's combined ratio was 95.6% for the quarter and was 101.3% on a year-to-date basis. The year-to-date underwriting loss for the Workers' Compensation Insurance segment of $0.2 million was driven by $0.8 million, or 4.4 points on the combined ratio, in costs allocated from the North Carolina involuntary workers' compensation pool's operating results.

     J. Adam Abram, President and Chief Executive Officer, said, "We are pleased with our results for the quarter. Each of our subsidiaries grew substantially and earned solid underwriting profits. 2006 promises to be a very good year; we anticipate achieving an annual return on average equity of at least 15% and writing at a combined ratio of between 80% and 90%. We also expect growth in gross written premiums of between 20% and 30% for 2006."

     James River Group will hold a conference call to discuss this press release tomorrow, August 3, 2006, at 9:00 a.m. Eastern time. Investors may access the conference call through the internet by going to www.james-river-group.com and clicking on the Investor Relations link, or by going to www.earnings.com. Please visit the website at least 15 minutes early to register, download and install any necessary audio software. A replay will be available shortly after the call and through the end of business on August 10, 2006, at (617) 801-6888 (passcode:
77071799) and at the websites referenced above.

     Certain matters discussed in this release are forward-looking statements, including but not limited to the Company's expectations of its operating results for 2006. Such statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include the accuracy of assumptions underlying the Company's outlook and other risks described in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended December 31, 2005. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any intent or obligation to update these forward-looking statements.

     James River Group, Inc. is an insurance holding company that owns and manages specialty property/casualty insurance companies with the objective of consistently earning underwriting profits. Each of the Company's two insurance company subsidiaries is rated "A-" (Excellent) by A.M. Best Company. Founded in September 2002, the Company wrote its first policy in July 2003 and currently underwrites in two specialty areas: excess and surplus lines in 48 states and the District of Columbia; and workers' compensation, primarily for the residential construction industry in North Carolina.

                    James River Group, Inc. and Subsidiaries
                   Summarized Consolidated Balance Sheet Data
                                   (Unaudited)

                                                    June 30,      December 31,
                                                      2006            2005
                                                  ------------    ------------
                                                   ($ in thousands except for
                                                          share data)
Assets
Investments:
Fixed maturity securities available for sale,
 at fair value                                    $    433,410    $    339,512

Cash and cash equivalents                               31,766          41,029
Accrued investment income                                4,878           3,988
Premiums receivable and agents' balances                28,695          32,521
Reinsurance recoverable on unpaid losses                97,852         110,514
Reinsurance recoverable on paid losses                   6,520          11,544
Deferred policy acquisition costs                       15,592          13,899
Other assets                                            53,651          44,037
Total assets                                      $    672,364    $    597,044

Liabilities and stockholders' equity
Reserve for losses and loss adjustment expenses   $    263,979    $    226,493
Unearned premiums                                      127,942         115,765
Senior debt                                             15,000          15,000
Junior subordinated debt                                43,300          22,681
Funds held                                              17,205          21,992
Other liabilities                                       18,225          18,958
Total liabilities                                      485,651         420,889

Total stockholders' equity                             186,713         176,155
Total liabilities and stockholders' equity        $    672,364    $    597,044

Debt to total capitalization ratio                        23.8%           17.6%
Book value per share including accumulated
 other comprehensive loss                         $      12.38    $      11.69
Book value per share excluding accumulated
 other comprehensive loss                         $      12.96    $      11.91
Common shares outstanding                           15,087,308      15,070,053

                    James River Group, Inc. and Subsidiaries
                  Summarized Consolidated Income Statement Data
                                   (Unaudited)

                                     Three Months Ended                Six Months Ended
                                          June 30,                          June 30,
                               -----------------------------     -----------------------------
                                   2006             2005             2006             2005
                               ------------     ------------     ------------     ------------
                                            ($ in thousands except for share data)
Revenues
Gross written premiums         $     74,634     $     57,794     $    142,799     $    104,814
Net written premiums           $     54,824     $     38,528     $    108,512     $     69,518

Net earned premiums            $     52,602     $     31,074     $    100,691     $     55,906
Net investment income                 4,506            2,017            8,499            3,762
Realized investment losses              (49)             (73)             (84)             (98)
Other income                             46               31               88               76
Total revenues                       57,105           33,049          109,194           59,646

Expenses
Losses and loss adjustment
 expenses                            30,214           18,960           59,431           32,354
Other operating expenses             13,384            6,480           25,409           12,173
Interest expense                        896              642            1,673            1,230
Total expenses                       44,494           26,082           86,513           45,757
Income before taxes                  12,611            6,967           22,681           13,889
Federal income tax expense            4,060            2,282            7,301            4,598
Net income                     $      8,551     $      4,685     $     15,380     $      9,291

Earnings per share:
  Basic                        $       0.57     $ 349,033.70     $       1.02     $ 691,518.90
  Diluted                      $       0.53     $       0.46     $       0.96     $       0.91

Weighted-average common
 shares outstanding
  Basic                          15,087,308               10       15,081,571               10
  Diluted                        16,003,075       10,244,560       15,948,666       10,179,260

Ratios:
  Loss ratio                           57.4%            61.0%            59.0%            57.9%
  Expense ratio                        25.4%            20.9%            25.2%            21.8%
  Combined ratio                       82.9%            81.9%            84.3%            79.6%

Annualized return on average
 stockholders' equity                  18.6%            21.4%            17.0%            21.5%

                    James River Group, Inc. and Subsidiaries
                                 Segment Results

Excess and Surplus Insurance

                                     Three Months Ended                Six Months Ended
                                          June 30,                          June 30,
                               -----------------------------   -----------------------------
                                   2006            2005            2006             2005
                               ------------    ------------    ------------    -------------
                                                       ($ in thousands)
Gross written premiums         $     63,788    $     49,466    $    121,556    $      91,235
Net written premiums           $     45,368    $     31,203    $     89,944    $      58,105

Net earned premiums            $     43,316    $     24,423    $     82,900    $      45,255
Losses and loss adjustment
 expenses                            23,945          14,568          46,312           25,885
Underwriting expenses                 9,611           4,236          18,697            8,109
Underwriting profit (a)        $      9,760    $      5,619    $     17,891    $      11,261

Ratios:
  Loss ratio                           55.3%           59.6%           55.9%            57.2%
  Expense ratio                        22.2%           17.3%           22.6%            17.9%
  Combined ratio                       77.5%           77.0%           78.4%            75.1%

           (a) See "Reconciliation of Non-GAAP Measure."

     Within the Excess and Surplus Insurance segment, results by major line of business are as follows:

                                     Three Months Ended                Six Months Ended
                                          June 30,                          June 30,
                               -----------------------------   -----------------------------
                                   2006            2005            2006             2005
                               ------------    ------------    ------------     ------------
                                                       ($ in thousands)
Casualty Lines
Net earned premiums            $     41,624    $     23,025     $     79,327    $     42,700
Losses and loss adjustment
 expenses                      $     23,866    $     14,807     $     45,175    $     27,197
Loss ratio                             57.3%           64.3%            56.9%           63.7%

Property Lines

Net earned premiums            $      1,692    $      1,398     $      3,573    $      2,555
Losses and loss adjustment
 expenses                      $         79    $       (239)    $      1,137    $     (1,312)
Loss ratio                              4.7%          (17.1)%           31.8%          (51.3)%

Workers' Compensation Insurance

                                     Three Months Ended                Six Months Ended
                                          June 30,                          June 30,
                               -----------------------------   -----------------------------
                                   2006            2005            2006             2005
                               ------------    ------------    ------------     ------------
                                                       ($ in thousands)
Gross written premiums         $     10,846    $      8,328    $     21,243     $     13,579
Net written premiums           $      9,456    $      7,325    $     18,568     $     11,413

Net earned premiums            $      9,286    $      6,651    $     17,791     $     10,651
Losses and loss adjustment
 expenses                             6,269           4,392          13,119            6,469
Underwriting expenses                 2,607           2,003           4,905            3,425
Underwriting profit (loss)(a)  $        410    $        256    $       (233)    $        757

Ratios:
  Loss ratio                           67.5%           66.0%           73.7%            60.7%
  Expense ratio                        28.1%           30.1%           27.6%            32.2%
  Combined ratio                       95.6%           96.2%          101.3%            92.9%

           (a) See "Reconciliation of Non-GAAP Measure."

     Reconciliation of Non-GAAP Measure

     The following table reconciles the underwriting profit (loss) by individual segment and of the whole company to consolidated income before taxes. We believe that these measures are useful to investors in evaluating the performance of our Company and its insurance segments because our objective is to consistently earn underwriting profits. We evaluate the performance of our insurance segments and allocate resources based primarily on underwriting profit (loss) of insurance segments. Our definition of underwriting profit (loss) of insurance segments and underwriting profit (loss) may not be comparable to the definition of underwriting profit (loss) for other companies.

                                       Three Months Ended               Six Months Ended
                                            June 30,                        June 30,
                                  ----------------------------    ----------------------------
                                      2006            2005            2006            2005
                                  ------------    ------------    ------------    ------------
                                                        ($ in thousands)
Underwriting profit (loss) of
 the insurance segments:
  Excess and Surplus Insurance    $      9,760    $      5,619    $     17,891    $     11,261
  Workers' Compensation
   Insurance                               410             256            (233)            757
Total underwriting profit of
 insurance segments                     10,170           5,875          17,658          12,018
Other operating expenses of
 the Corporate and
 Other segment                          (1,166)           (241)         (1,807)           (639)
Underwriting profit                      9,004           5,634          15,851          11,379
Net investment income                    4,506           2,017           8,499           3,762
Realized investment losses                 (49)            (73)            (84)            (98)
Other income                                46              31              88              76
Interest expense                          (896)           (642)         (1,673)         (1,230)
Consolidated income
 before taxes                     $     12,611    $      6,967    $     22,681    $     13,889

SOURCE  James River Group, Inc.
    -0-                             08/02/2006
/CONTACT: Michael Oakes, Chief Financial Officer of James River Group, Inc., +1-919-883-4171/
    /First Call Analyst: /
    /FCMN Contact: /
    /Web site:  http://www.james-river-group.com
                http://www.earnings.com /